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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 15, 2000 on Career Mosaic Inc., included in this Form 8-K, into HeadHunter.NET, Inc.'s previously filed Registration Statement No. 333-86485 and 333-94027.


/s/ Arthur Andersen LLP


New York, New York
August 2, 2000